EXHIBIT 99.1 Corporate Presentation September 2018 NYSE American | LLEX

Disclaimer This presentation contains forward-looking statements. The use of words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “should”, “likely” or similar expressions, indicates a forward-looking statement. These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. The identification in this presentation of factors that may affect Lilis’ future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive. These forward-looking statements are given only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligations to update any forward -looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. These forward-looking statements include, among other things, statements about Lilis’ expectations, beliefs, intentions or business strategies for the future, statements concerning Lilis’ outlook with regard to the timing and amount of future production of oil, natural gas liquids and natural gas, price realizations, the nature and timing of capital expenditures for exploration and development, plans for funding operations and drilling program capital expenditures, the timing and success of specific projects, operating costs and other expenses, proved oil and natural gas reserves, liquidity and capital resources, outcomes and effects of litigation, claims and disputes and derivative activities. Factors that could cause Lilis’ actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of Lilis’ exploration and development efforts; the price of oil, gas and other produced gases and liquids; the worldwide economic situation; changes in interest rates or inflation; the ability of Lilis to transport gas, oil and other products; the ability of Lilis to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; Lilis’ capital costs, which may be affected by delays or cost overruns; cost of production; environmental and other regulations, as the same presently exist or may later be amended; Lilis’ ability to identify, finance and integrate any future acquisitions; and the volatility of Lilis’ stock price. See the risks discussed in Lilis’ Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. RESERVE/RESOURCE DISCLOSURE The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions of such terms. Reserve estimates that are intended to meet SEC guidelines are included in our periodic reports filed with the SEC. In this presentation, Lilis sometimes refers to broader, less precise terms when characterizing reserve estimates, such as “resource potential” and “estimated ultimate recovery”, or “EUR”, which the SEC does not permit to be disclosed in SEC filings and are not intended to conform to SEC filing requirements. These estimates are by their nature more speculative than those disclosed in Lilis’ SEC filings and thus are subject to substantially greater uncertainty of being realized. They are based on internal estimates, are not reviewed or reported upon by any independent third party and are subject to ongoing review. Actual quantities recovered will likely differ substantially from these estimates. Factors affecting ultimate recovery of reserves include t he scope of Lilis’ actual drilling program, which will be directly affected by the availability of capital, drilling and production costs, commodity prices (including prevailing oil and gas prices), availability of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, field spacing rules, actual recoveries of oil and natural gas in place, length of horizontal laterals, actual drilling results, including geological and mechanical factors affecting recovery rates, and other factors. These estimates may change significantly as the development of properties provides additional data. Investors are urged to consider closely the oil and gas disclosures in Lilis’ 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other public filings. No Liability. Recipients are urged to consult with their own independent legal and financial advisors with respect to any investment. This presentation should be independently verified. Neither Lilis nor any of its officers, directors, members, employees or consultants, accept and liability whatsoever for any direct or consequential loss arising from any use of information contain in this presentation. Investing in securities can be speculative and can carry a high degree of risk. Strictly Private and Confidential

Lilis Energy Overview

Delaware Basin Position


Lea
New Mexico
Texas
Loving
Winkler

LLEX Profile[1]

Recent Share Price	$5.56
Shares Outstanding	64 million
Market Cap	$356 million
Enterprise Value	$641 million
PF Diluted Shares Outstanding[2]	69 million
Adjusted Market Cap	$383 million

1. *Based on closing price and shares outstanding on September 4, 2018*
2. *Assumes conversion of all in the money warrants and restricted stock units. Fully diluted share count, on a treasury stock method*
3. *Possible locations are calculated using required spacing as determined by observing results on wells, how they are being drilled within the play and analysis of Permeability and Porosity on well logs*
4. *2018 drilling plan subject to continued internal evaluation, including development targets and well locations.*

Corporate Overview

Pure Play Delaware Basin Operator

- Core contiguous Delaware Basin asset position
  - Approximately 20,000 net acres currently and approaching 22,000 net acres in the core of the Northern Delaware
  - Recent acreage swaps increasing the Company's working interest and net revenue interest to ~100% in core New Mexico acreage
  - Drilled several of the highest IP per 1,000 ft. wells in the Basin
- Existing liquidity and contemplated revolver will provide sufficient capital to execute our business plan through 2019
- Infrastructure for crude oil, gas, and water in place with FT for crude and Gulf Coast Pricing
- Exit rate of 8,000 Boe/d for 2018
- Capex in 2H'18 and on a go forward basis is focused almost exclusively on longer 1.5 mile laterals
- Approximately 700 locations able to accommodate longer (1.5 mile +) laterals and 1,200 total locations[3]
- Approximately 99% operated with average working interest of 73% and growing

Geographical and geological delineation in 2018 [4]

- Recent well results from the Prizhog 2H, Wildhog 2H, Howell 1H and Antelope 1H continue to prove the delineation and de-risking objectives
- Upcoming wells include:
  - **AG Hill #2H:** 2nd Bone Spring – 1 mile lateral (Eastern Well)
  - **Axis #1H:** Wolfcamp B – 1 ½ mile lateral
  - **East Axis #2H:** Wolfcamp A – 1 ½ mile lateral
  - **Tiger #3H:** 3rd Bone Spring – 1 ½ mile lateral
  - **NW Axis #1H:** Wolfcamp A – 1 ½ mile lateral
  - **Oso #1H:** Wolfcamp XY – 1 ½ mile lateral

Flowback Operations (AG Hill #2H, Axis #1H)

Drilling and Completion Operations (East Axis #2H, Tiger #3H, NW Axis #1H, Oso #1H)

LILIS

3

Lilis Energy Financial & Operational Highlights

- Year-end target exit rate of 8,000 Boe/d
- Second quarter production of 5,297 Boe/d[(1)]
- Production increased by 210% year-over-year
- Proved Reserves increased by 228% since December 31, 2017
- Strong well results from the Company's Wolfcamp A, B and XY and 3rd Bone Spring
- Infrastructure arrangements for crude oil, gas, and water fully in place:
  - June 1, 2018 – February 28, 2019 – 100% of oil production via truck
  - March 1, 2019 – December 31, 2024 – 5,000 – 6,000 Bbl/d firm takeaway with Gulf Coast Pricing
  - Firm transportation for natural gas in place
  - January 1, 2019 – June 30, 2019 – 3,500 Bbl/d of Midland/Cushing basis hedges in place at an average price of ($7.39)
- Executed acreage swaps increasing the Company's working interest and net revenue interest, including increasing working interest to 100% in its New Mexico acreage, as well as increased PDP and PUD reserves
- Owned acreage of 20,000 net acres currently and approaching 22,000 acres
- Liquidity increased by $55 million (without dilution) through executing crude gathering and water gathering and disposal contracts ($20 million to be received after 6/30/18)
- Capex in second half of 2018 is focused exclusively on 1.5 mile laterals with higher IRRs
  - Capex for 2018 remains at approximately $100 million[(2)]



Centennial / GMT Exploration*
Concho Resources / RSP Permian*
Concho Resources / Endurance*
Oasis Petroleum / Forge Energy*
Diamondback Energy / Energen *
Carrizo / Devon (acreage)*
Loving
Winkler
Reeves
Ward
Lilis Acreage

* Select recent Delaware Basin acquisitions

1) Production is reported as 4,805 Boe/d in the 10Q due to one time transitory working interest adjustment in the first quarter 2018. Pro forma production for 2'Q18 is 5,297 Boe/d plus adjustments of (i) *590 Boe/d of curtailment due to upgrades and maintenance shut-ins*

2) *Approximately $22 million attributable to 2017 wells on GAAP basis*

LILIS

4

Infrastructure – Agreements for Crude and Natural Gas Takeaway in Place

Crude flow assurance and firm takeaway at Gulf Coast pricing

- Secured cost-effective movement of Lilis' oil production in Texas and New Mexico, to Wink, Texas for transport via long-haul pipeline(s) to the Gulf Coast
- Executed five and a half-year agreement, commencing second-half 2019, securing firm takeaway and Gulf Coast pricing
  - Average Differential: Magellan East Houston (MEH) less approximately $5.50 Bbl/d over life of agreement
  - Firm, long-haul, transportation of 5,000-6,000 Bbl/d
  - Flexibility to expand capacity during the term of agreement
  - 100% CAPEX borne by gatherer
- Implemented 3,500 Bbl/d of Midland/Cushing basis hedges covering the first-half of 2019



Lilis Acreage
Lea
New Mexico
Texas
Loving
Winkler
✓ Mar. 2018
LLEX announces third-party midstream solution to meet current and future gas transportation needs
✓ Jul. 2018
LLEX announces Water Gathering and Disposal agreement with SCM Water
✓ Aug. 2018
LLEX announces firm takeaway to Gulf Coast (MEH) with Salt Creek Midstream for crude starting July 2019

LILIS

5

Infrastructure – Crude Gathering & Receipt Points



Prizehog BWZ State Com 1H
Wildhog BWX State Com 1H
Grizzly 1H
Grizzly 2H
Lion 3H
Lion 1H
Tiger 1H
Hippo 2H
Kudu 1H
Kudu 2H
Beckham SWD 1
AG Hill 1H
AG Hill 1
Hippo 1H
Wolfe Un 1
Bison 1H
WINK
INITIAL RECEIPT POINT
WINK TERMINAL
SALT CREEK MIDSTREAM PIPELINE
LILIS ACREAGE

LILIS

6

Infrastructure – Gas Gathering & Transportation System Firm Takeaway and Transportation • Gatherer has secured firm takeaway to handle 100% of Lilis’ gas and NGL production • Natural gas pricing at Waha • NGL pricing at Mont Belvieu 7

Infrastructure – Enhancing Shareholder Value Through Cost Optimization

Securing crude oil gathering / transportation and water gathering / disposal agreements will significant savings over the life of the agreements.

Pro-forma Savings:

	Existing Cost Basis	Negotiated Cost Basis
Crude Gathering	$5.15 / Bbl trucking	$0.75 / Bbl Gathering Fee on crude gathering system
Water Gathering and Disposal	~$2.00-$4.00 / Bbl trucking; or, $1.08 / Bbl via pipeline	$0.485 / Bbl on Gathering and Disposal Fee on water gathering and disposal system
Crude Firm Transport and Pricing	100% produced crude under sales agreement through Feb/19 applying Mid-Cush differential to NYMEX WTI	Firm takeaway (5k Bbl/d from Mar/19 – June/19; 6k Bbl/d from Jul/19 – Jun/20; 5k Bbl/d from Jul/20 – Dec/24) applying Magellan East Houston differential to NYMEX WTI and fixed transportation deduct ($5.85 / Bbl from Jul/19 – Jun/20; $5.54 / Bbl from Jul/20 – Dec/24)



Cost Savings per Year (1)
$12
$10
$8
$6
$4
$2
$-
Savings of $8.0 million per year
Savings of $8.5 million per year
Crude Gathering
Water
Existing
Future Solution

1) *Assumes oil of 5,000 Bbl/d and water of 15,000 Bbl/d; (using exit rate of 8,000 Boe/d, ~60% oil, and 3:1 water to oil ratio)*

8

BLM Auction Results Further Support the Valuation Disconnect for Lilis Acreage

Lea County New Mexico Auction Results



24S 34E
24S 35E
24S 36E
25S 34E
25S 35E
25S 36E
26S 34E
26S 35E
26S 36E
$42.4K
$45K
$62.8K
$46.4K
$9.5K
$72.1K
$45.7K
$47.6K
$47.6K
$42.5K
$45K
$21.6K
$35K
$12K
$35K
Legend
LLEX Gross
Company A
Company B
Company C
Company D
Company E

Bureau of Land Management ("BLM") Sale - Sept. 5 & 6th 2018

- Record lease prices paid over two days of online auction style bidding for core undeveloped Permian acreage
- Prices up to $72k/acre were paid for acreage near Lilis in Lea County, NM
- Prices over $95k/acre were paid in southeast Eddy County, NM
- Most southern Lea/Eddy went >$50k/acre
- A premium was placed on block size with a correlation between bid amount and parcel size
- The BLM acreage has a 12.5% royalty burden vs. a Texas avg. at ~25%
- The most expensive acreage had more than 25 separate bids from more than 10 unique bidders
- The median value of of-setting acreage priced in the BLM auction was ~44k/acre vs. LLEX current implied acreage value of ~15k an acre[1]

While some bidders used masked names to remain anonymous, the following are prices paid by notable disclosed bidders:

Select disclosed public bidders

- Marathon: $103mm for ~1,800 acres or $57.5k/acre
- Chevron: $50mm for 920 acres or $50.2k/acre
- Exxon: $7mm for 200 acres or $33.8k/acre

Select disclosed private bidders

- Novo (private): $59mm for 1,280 acre for $46.0k/acre
- Blue Devil (private): $39mm for ~601 acre for $65.5k/acre
- Tap Rock (private): $117mm for 1,880 acre for $62.4k/acre
- Franklin Energy (private): $156mm for ~4,041 acre for $38.6k/acre
- Amerdev (private): $14mm for ~560 acre for $26.2k/acre

Note: LLEX Lea county acreage position shown is post acreage swap closing Sept 2018

1) After removing $40,000 / flowing Boe – at $5.25 a share

9

Significant Discount to Recent Comparable Transactions Diamondback Energy / Energen Corporation Lilis Acreage Announced Date: 8/14/2018 Transaction Value ($MM): ~$9,200 Net Production (MBoe/d): 90.4 Net Acres: 179,000 Adj. $/acre: $31,196 (1) New Mexico Diamondback Energy / Ajax Resources Announced Date: 8/8/2018 Transaction Value ($MM): $1,245 Net Production (MBoe/d): 12.1 Net Acres: 25,493 Texas Adj. $/acre: $29,841 (1) Concho Resources / RSP Permian Announced Date: 3/28/2018 Transaction Value ($MM): $9,500 Net Production (MBoe/d): 62.4 Net Acres: 91,887 Adj. $/acre: $79.130 (1) Oasis Petroleum / Forge Energy L Lilis Energy Acreage Announced Date: 12/11/2017 Enterprise Value($MM): $622 Transaction Value ($MM): $946 Market Capital ($MM): $336 Net Production (MBoe/d): 3.5 2018E Exit Rate Production (MBoe/d): ~ 8.0 Net Acres: 20,300 Unadjusted Net Acres: 19,800(2) Adj. $/acre: $39,704 (1) Adj. $/acre: $15,210 (1) Source: Company filings and press releases (1) After removing $40,000 / flowing Boe – at $5.25 a share 10 (2) Unadjusted for committed acreage

Strategic and Complementary Expansion in the Delaware Basin

Acquisition Overview

- On August 16, 2018, Lilis closed an acre-for-acre trade of approximately 1,500 net acres in the Delaware Basin
  - Concentrates acreage in main operational area: Blocks C-23 & C-24
  - Increases Lilis-operated drilling units
  - All acreage traded is non-operated
- Trade increases Lilis' GWI by 35% overall in its remaining Texas Delaware Asset
  - 5 drilling units with >90% GWI each
  - Average increase of over 21% GWI in multiple upcoming 2018/2019 wells
- Adds 116 net operated locations[1] targeting the Wolfcamp A, Wolfcamp B and Bone Spring, with further upside from additional benches
- Pro-forma from the trade, Lilis projects increases in PDP and PUD

Acreage Map



25S 35E
25S 36E
25S 37E
25S 38E
Lea
26S 35E
26S 36E
26S 37E
26S 38E
New Mexico
Texas
Loving
Winkler
Lilis Acreage
Acreage Acquired

LILIS

Note: LLEX acreage position shown is post acreage swap closing Sept 2018

(1) *Assumes 48 gross wells per unit*

11

Operations – Recent Well Results

Overview and Statistics

		Well Name	IP24 (Boe)
Bone Spg	1	Antelope #1H	1,309
WC XY	2	Meerkat #1H	1,823
WC XY	3	Wildhog #2H	1,756
WC XY	4	Howell #1H	1,401
WC A	5	Prizehog #2H	1,825
WC B	6	AG Hill #1H	1,000
WC B	7	Hippo #2H	2,149

Location Map



Lea
Winkler
Lilis Acreage
Bone Spg
Wolfcamp XY
Wolfcamp A
Wolfcamp B

Wildhog #2H - WCXY:	➢ The first well drilled by Lilis in the Wolfcamp XY in New Mexico, further validating the Wolfcamp XY in Lilis' eastern New Mexico acreage
Hippo #2H – WCB:	➢ Lilis' highest recorded Wolfcamp B (2,149 IP per 1,000 ft.) well drilled to date, and also the highest recorded Wolfcamp B (IP per 1,000 ft) well among the Company's offset producers in the Delaware Basin
Meerkat #1H – WCXY:	➢ The first Wolfcamp XY well drilled by Lilis and one of the top two performing wells in the Wolfcamp XY in the surrounding area
AG Hill #1H – WCB:	➢ The furthest eastern well drilled on the Company's acreage provides additional validation of the prolific nature of the Company's eastern acreage
Prizehog #2H – WCA:	➢ The first Wolfcamp A well drilled by Lilis in New Mexico, registering the highest IP 24 rate (1,825 IP per 1,000 ft.) the Company has completed in New Mexico to date
Howell #1H – WCXY:	➢ The furthest eastern well drilled by the Company in the Wolfcamp XY, validating additional bench in the Company's eastern acreage
Antelope #1H – 3RD BS:	➢ The first Bone Spring well drilled by Lilis in Texas, completed in the 3rd Bone Spring, confirming an additional viable bench

12

Operations – Well Status

The Company's 2018 development plan continues to focus on the delineation and de-risking of its acreage position. The Company has realized increased cost efficiencies through numerous infrastructural solutions.

Well Status:

Flowback Operations	• **AG Hill #2H – 2nd Bone Spring (1 mile lateral - Eastern Well)** • **Axis #1H – Wolfcamp B (1 ½ mile lateral)**
Completion Operations	• **East Axis #2H – Wolfcamp A (1 ½ mile lateral)** • **Tiger #3H – 3rd Bone Spring (1 ½ mile lateral)**
Drilling Operations	• **North West Axis #1H – Wolfcamp A (1 ½ mile lateral)** • **Oso #1H – Wolfcamp XY (1 ½ mile lateral)**

13

LILIS

Current Operations


Lea
New Mexico
Texas
Prizehog 1H
Prizehog 2H
Wildhog 1H
Wildhog 2H


New Mexico
Texas
Central Basin Platform
Loving
Winkler
Antelope 1H
Grizzly 1H
Grizzly 2H
NW Axis 1H
Lion 1H
Lion 3H
Beckham 1 SWD
Meerkat 1H
Tiger 1H
Tiger 3H
Oso 1H
Kudu 1H
Kudu 2H
Wolfe 3H
Hippo 1H
Hippo 2H
Moose 1H
Bison 1H
Axis 1H
East Axis 2H
AG Hill 1H
AG Hill 2H
Howell 1H
Haley 1H & 2H
Drilled
Planned
Brushy Canyon
Bonespring
Wolfcamp XY
Wolfcamp A
Wolfcamp B
Target TBD
SWD
Drilling
NW Axis 1H
Oso 1H
Completing
East Axis 2H
Tiger 3H
Flowback
AG Hill 2H
Axis 1H

14

Delaware Basin Structural Cross Section PRODUCING BENCHES A A’  Brushy Canyon (lower) Producing  Wolfcamp A  Wolfcamp B Testing- 2018  Wolfcamp XY rd  3 Bone Spring Future Test LBYCN TESTING BENCHES (2018) AVLN  Wolfcamp XY  2nd Bone Spring Lm FBNSP  2nd Bone Spring Sd  3rd Bone Spring Lm FUTURE BENCHES 2nd LM  Avalon  1st Bone Spring 2nd SD A 3rd LM 3rd SD WCXY WCA WCB A’ 15

Lilis Illustrative Wolfcamp Type Curve Type Curve Wolfcamp Lateral Length 1.5 Mile 2.0 Mile Oil Qi (PHD) 1,100 1,500 Oil Di 96.3 96.3 b factor 1.2 1.2 Dmin 8 8 GOR (SCF/BBL) 3,000 3,000 EUR Oil (MBO) 766 1,051 EUR Gas (MMCF) 2,298 3,153 6:1 MBOE 1,149 1,577 CAPEX (MM$) $ 9.50 $ 10.50 IRR WC 1.5 Miler WC 2.0 Miler $60 Oil / $3 Gas 60% 105% $70 Oil / $3 Gas 69% 121% Cum BOE Cum Days 16

Investment Highlights

Pure Play Permian Operator with Core Delaware Position	• Pure play Delaware Basin operator • Infrastructure solutions in place • Owned net acreage of approximately 20,000 approaching 22,000 net acres (99% operated) in the Permian's Delaware basin • Exceptional drilling results • Year end 2018 exit rate of 8,000 Boe/d • Multi-year inventory of over 1,200 potential net horizontal locations with over 700 locations focusing on longer (1.5 mile +) laterals
High Growth Rate with 2018 Development Program	• 2018 D&C development plan[1] provides continued delineation of our acreage both geographically and geologically through testing of eastern acreage and additional benches in upcoming wells • Long-term gas gathering, processing and natural gas and NGL purchase agreement providing unconstrained field production • Long-term crude gathering and transportation agreement with Salt Creek Midstream, LLC, an ARM Energy Holdings' affiliate • Water gathering and disposal agreement with Salt Creek Midstream, LLC – significantly cost savings and reduction in LOE • Drilling program in the second half of 2018 targets almost exclusively 1.5-mile laterals.
Strong Financial Position and Liquidity	• Existing liquidity and contemplated revolver will provide sufficient capital to execute our business plan through 2019 • The Company has entered into production hedging and basis hedging arrangements with third parties • The Company increased liquidity by $55 million, without dilution, through executing crude gathering and water gathering and disposal contracts
Track Record of Delaware Acreage Acquisition in Prime Area	• Company net acre position assembled through multiple accretive lease acquisitions • Highly contiguous block with high WI, operatorship and HBP acreage • Acquisition pipeline remains very active • Acreage valuation at substantial discount to recent Delaware Basin transactions (currently trading an implied ~$15k/net acre)[2]
Experienced and Aligned Management Team	• Management and Board of Directors beneficially own ~25% of the company and are aligned with shareholder interests • Current management and operational teams with extensive industry expertise and experience

1. *2018 drilling plan subject to continued internal evaluation, including development targets and well locations*
2. *After removing $40,000 / flowing Boe – at $5.25 a share*

17

LILIS

Appendix

Recent Offset Delaware Transaction Summaries

Buyer	Diamondback Energy		Carrizo		Diamondback Energy		Concho		Oasis Petroleum		Centennial		Concho	
Seller	Energen		devon		Ajax Resources		RSP Permian		Forge energy		GMT Exploration Company LLC		Endurance Resources III	
Transaction Date	14-Aug-18		14-Aug-18		08-Aug-18		28-Mar-18		11-Dec-17		01-May-17		19-Nov-16	
Transaction Value	$9,200mm		$215mm		$1,245mm (1)		$9,500mm		$946mm		$350mm		$430mm	
Simple Multiples	Metric	Multiple	Metric	Multiple	Metric	Multiple	Metric	Multiple	Metric	Multiple	Metric	Multiple	Metric	Multiple
Production ($/boe/d)	90,400 boe/d (2)	$101,770	2,500 boe/d	$86,000	12,100 boe/d	$102,871	55,500 boe/d	$171,171	3,500 boe/d	$270,286	2,100 boe/d	$166,667	2,500 boe/d	$172,000
Net Acreage ($/acre)	179,000	$51,397	9,600	$22,396	25,493	$48,827	92,000	$103,261	20,300	$46,601	11,860	$29,511	16,400	$26,220
Total Net Locations ($/loc.)	3,901	$2.4mm	100	$2.2mm	362	$3.4mm	4,000	$2.4mm	507	$1.9mm	255 (4)	$1.4mm	n.a.	n.a.
Undeveloped Multiples(3)	PDP Mult.	$40,000	PDP Mult.	$40,000	PDP Mult.	$40,000	PDP Mult.	$40,000	PDP Mult.	$40,000	PDP Mult.	$40,000	PDP Mult.	$40,000
Net Acreage ($/acre)	179,000	$31,196	9,600	$11,979	25,493	$29,841	92,000	$79,130	20,300	$39,704	11,860	$22,428	16,400	$20,122
Total Net Locations ($/loc.)	3,901	$1.4mm	100	$1.2mm	362	$2.1mm	4,000	$1.8mm	507	$1.6mm	255 (4)	$1.0mm	n.a.	n.a.

TRANSACTION MAP



Lea
Eddy
Gaines
Dawson
Borden
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Ward
Crane
Upton
Reagan
Reeves
Pecos
Crockett
Lilis Acreage
Recent Transactions
Diamondback - Ajax
Diamondback - Energen
Carrizo - Devon
Concho - RSP
Oasis - Forge
Concho - Endurance
Centennial - GMT

LILIS IMPLIED VALUATION

	Lilis Implied Enterprise Value (5)	
	Net Acreage ($mm)	Total Net Locations ($mm)
Diamondback / Energen	$938	$2,000
Carrizo / devon	$557	$1,760
Diamondback / Ajax	$911	$2,840
Concho / RSP Permian	$1,887	$2,480
Oasis / Forge	$1,106	$2,240
Centennial / GMT	$764	$1,520
Concho / Endurance	$718	n.a.

Source: Company disclosure, BMO transaction database

Note: Lilis multiples based on 8,000 boe/d production, 19,800 unadjusted net acres (includes committed acreage), and 1,200 net locations

1. Transaction value based on 2.58 million shares and 06-Aug-18 closing price of $133.62/share plus $900mm in cash
2. Production excludes 7 mboe/d attributable to CBP
3. Implied undeveloped multiples are less PDP value calculated as net production multiplied by $40,000/boe/d
4. Gross locations
5. Implied EV calculated using undeveloped transaction multiples plus PDP value at $40,000/boe/d

LILIS

19

Lea County - Recent Well Results / Activity – Multiple Offset Benches Targeted

1 — Wildhog BWX State Com 1H
Lilis
Target: Wolfcamp B
IP24: 997 Boe/d

2 — Prizehog BWX State Com #1H
Lilis
Target: Wolfcamp B
IP24: 1,127 Boe/d

3 — Prizehog #2H
Lilis
Target: Wolfcamp A
IP24: 1,825 Boe/d

4 — Skull Cap Federal – 022H
Concho
Target: Lower Wolfcamp A
IP24: 2,833 Boe/d

5 — Stove Pipe Federal – 2H
Concho
Target: Wolfcamp XY
IP24: 2,378 Boe/d

6 — Wildhog #2H
Lilis
Target: Wolfcamp XY
IP24: 1,756 Boe/d

7 — Mad Dog 26 B30B
Mewbourne
Target: Wolfcamp XY
IP24: 1,077 Boe/d

8 — Beowulf 33 State Com 601H
EOG
Target: 3rd Bone Spring
IP24: 2,765 Boe/d

9 — Wicked 17 State Com – 301H
EOG
Target: 1st Bone Spring
IP30: 2,730 Boe/d

10 — Fascinator Fee 2H
Concho
Target: 3rd Bone Spring
IP30: 2,200 Boe/d

11 — Duo Sonic Federal 29 4H
Endurance
Target: 2nd Bone Spring
IP24: 1,880 Boe/d

12 — Roja Arena Fed Unit 15H
Devon
Target: Wolfcamp XY
IP30: 660 Boe/d

13 — Talco 9 26 35 Fed – 3H
Endurance
Target: Lower Wolfcamp A
IP24: 1,016 Boe/d

14 — Sioux 36 State 001H
Caza
Target: Lower Wolfcamp A
Peak IP: 1,200 Bo/d

15 — Viking Helmet State Com – 1H
Concho
Target: Wolfcamp XY
IP24: 3,444 Boe/d

16 — Viking Helmet State Com – 2H
Concho
Target: Wolfcamp XY
IP30: 2,064 Boe/d

17 — Coachman Fee Com – 4H
Concho
Target: 3rd Bone Spring
IP24: 1,142 Boe/d

18 — Wheatfield 16 State 701H
EOG
Target: Wolfcamp A
IP24: 1,211 Boe/d

19 — Coronado 35 Federal 1H
Endurance
Target: 3rd Bone Spring
IP30: 705 Boe/d

20 — County Fair 1H
OneEnergy
Target: 3rd Bone Spring
IP24: 1,863 Boe/d



Lilis Acreage
Bone Spring
Wolfcamp XY
Wolfcamp A
Wolfcamp B
Lea
23S 33E
23S 34E
23S 35E
23S 36E
24S 33E
24S 34E
24S 35E
24S 36E
25S 33E
25S 34E
25S 35E
25S 36E
25S 37E
26S 33E
26S 34E
26S 35E
26S 36E
26S 37E

LILIS

20

Texas Well Results / Activity Antelope #1H 1 Meerkat #1H 2 Howell #1H 3 Noah Brunson B Unit 2H 4 Hughes Talbot 22-15 2H 5 Lilis Lilis Lilis EOG RSP Permian Target: Bone Spring Target: Wolfcamp XY Target: Wolfcamp XY Target: Wolfcamp XY Target: Wolfcamp XY IP24/1,000’ (Boe): 235 IP24/1,000’ (Boe): 393 IP24/1,000’ (Boe): 350 IP24/1,000’ (Boe): 335 IP24/1,000’ (Boe): 224 Ludeman D 2105H 6 Hughes & Talbot 75-25 2H 7 Totum #211H 8 Hughes & Talbot 75-23 2H 9 Pistol 24-20 1H 10 RSP Permian Anadarko Matador Anadarko RSP Permian Target: Wolfcamp A Target: Wolfcamp A Target: Wolfcamp A Target: Wolfcamp A Target: Wolfcamp A IP24/1,000’ (Boe): 689 IP24/1,000’ (Boe): 553 IP24/1,000’ (Boe): 514 IP24/1,000’ (Boe): 480 IP24/1,000’ (Boe): 312 15 1 21 20 4 22 17 8 16 11 14 12 Hughes & Talbot 75-22 1H 6 2 Hippo #2H RSP Permian 13 12 Lilis Target: Wolfcamp A 3 Target: Wolfcamp B IP24/1,000’ (Boe): 192 18 19 23 IP24/1,000’ (Boe): 478 10 9 11 7 Hippo #1H 13 5 Tiger #1H 14 Lilis Lilis Target: Wolfcamp B Target: Wolfcamp B IP24/1,000’ (Boe): 467 24 IP24/1,000’ (Boe): 439 Lilis Acreage Bone Spring Wolfcamp XY Wolfcamp A Wolfcamp B Grizzly #1H 15 Lion #1H 16 Lion #3H 17 Brunson D 1201H 18 Bison #1H 19 Lilis Lilis Lilis RSP Permian Lilis Target: Wolfcamp B Target: Wolfcamp B Target: Wolfcamp B Target: Wolfcamp B Target: Wolfcamp B IP24/1,000’ (Boe): 406 IP24/1,000’ (Boe): 380 IP24/1,000’ (Boe): 373 IP24/1,000’ (Boe): 361 IP24/1,000’ (Boe): 344 Noah Brunson 1H 20 Grizzly #2H 21 Kudu #2H 22 AG Hill #1H 23 Bullet 27-11 2H 24 EOG Lilis Lilis Lilis RSP Permian Target: Wolfcamp B Target: Wolfcamp B Target: Wolfcamp B Target: Wolfcamp B Target: Wolfcamp B IP24/1,000’ (Boe): 334 IP24/1,000’ (Boe): 333 IP24/1,000’ (Boe): 299 IP24/1,000’ (Boe): 223 IP24/1,000’ (Boe): 210

Capitalization & Liquidity - Unaudited Pro forma liquidity at 6/30/18 was $44.9 million • Liquidity will be bolstered by the following in the third quarter: – $17.5 million cash payment from the recently announced water gathering and disposal agreement – Expected closing of a reserve based revolving credit facility in the third quarter of 2018 to add additional liquidity ($ in millions) Capitalization 6/30/2018 Δ(1) PF 6/30/18 Cash $ 27.4 $ 17.5 $ 44.9 Debt 1L Term Loan $ 50.0 $ - $ 50.0 2L Term Loan $ 162.9 $ - $ 162.9 Total Debt $ 212.9 $ - $ 212.9 Equity Existing Preferred $ 100.0 $ - $ 100.0 Other Equity $ (25.4) $ - $ (25.4) Total Equity $ 74.6 $ - $ 74.6 Total Capitalization $ 287.5 $ - $ 287.5 Debt to Cap 74% 74% Liquidity Cash $ 27.4 $ 17.5 $ 44.9 Total Liquidity $ 27.4 $ - $ 44.9 1) Includes $2.5 million of additional cash to be received from the water disposal agreement in the third quarter 22

Current Fully Diluted Share Count

LLEX Diluted Share Count: Treasury Stock Method

	Actual 6/30/18	Exercised Shares under TSM	Options Exercised under TSM	Pro Forma 6/30/18	*As % of Fully Diluted Shares*
Shares Outstanding					
Shares Outstanding	64,071,281			64,071,281	*56.6%*
Dilutives					
Warrants ($1.30) - expire 9.17.18	*1,272,727*	*(300,826)*		*971,901*	*0.9%*
Warrants ($2.50) - expire throughout 2019	*2,648,267*	*(1,203,758)*		*1,444,509*	*1.3%*
Warrants ($3.50) - expire 1.8.20	*144,642*	*(92,045)*		*52,597*	*0.0%*
Warrants ($4.50) - Pipe Offering - expire 3.6.22	*2,579,420*	*(2,110,435)*		*468,985*	*0.4%*
Total Warrants	6,645,056	*(3,707,064)*		2,937,992	*2.6%*
Options (avg. $3.68)	5,501,150		*(3,680,769)*	1,820,381	*1.6%*
Total In-the-Money	5,501,150		*(3,680,769)*	1,820,381	*1.6%*
Current Net In-the Money Shares	**76,217,487**			**68,829,654**	***60.9%***
Dilutives					
2L Conv. Note - Varde Partners	23,970,219			23,970,219	*21.2%*
Preferred Equity - Varde Partners	20,312,607			20,312,607	*18.0%*
Current Fully Diluted Shares	**120,500,313**			**113,112,480**	***100.0%***

Notes:

- *Assumes $5.50 share price for treasury stock method*
- *Dilutives exclude 65,000 out of the money warrants and 225,000 out of the money options*

LILIS

23

Current Hedging Schedule WTI Oil Hedges Sept - Dec 2018 Jan - Jun 2019 Jul - Dec 2019 Current Swap Volume (Bbl) 109,800 - - Average Daily Swap Volume (Bbl/d) 900 - - Average Price $57.68 - - Current Collar Volume Long Put (Bbl) 211,950 362,000 276,000 Average Daily Collar Volume (Bbl/d) 1,737 2,000 1,500 Average Price $58.36 $53.75 $55.00 Current Collar Volume Short Call (Bbl) 211,950 362,000 276,000 Average Daily Collar Volume (Bbl/d) 1,737 2,000 1,500 Average Price $69.97 $69.21 $70.47 Current Collar Volume Short Put (Bbl) - 181,000 276,000 Average Daily Collar Volume (Bbl/d) - 1,000 1,500 Average Price - $45.00 $45.00 Total Volume 321,750 362,000 276,000 Average Daily WTI Volume (Bbl/d) 2,637 2,000 1,500 Average Ceiling $65.77 $69.21 $70.47 Average Floor $58.13 $53.75 $55.00 Midland-Cushing WTI Basis Hedges (Bbl) 183,000 633,500 276,000 Average Daily Basis Hedge Volume (Bbl/d) 1,500 3,500 1,500 Average Price ($5.62) ($7.39) ($5.62) 24

LLEX Management Team

Ronald D. Ormand **Chairman & CEO**	Mr. Ormand brings more than 34 years of industry experience. Mr. Ormand has completed over $25 billion of capital markets and $10 billion of financial advisory transactions as both a principal and banker. Mr. Ormand was a co-founder and senior executive at Magnum Hunter Resources Corporation (NYSE: MHR). While with MHR, Mr. Ormand executed a strategy to grow MHR from sub-$30 million enterprise value to over $3.2 billion in 4 ½ years. Mr. Ormand has served as a member of numerous Board of Directors, most recently the Chairman of the Board of MLV & Co., where he oversaw and led the acquisition of MLV by FBR Capital Markets (NASDAQ:FBRC).
Joseph C. Daches **President, CFO & Treasurer**	Mr. Daches possesses more than 25 years of experience and expertise directing strategy and growth for small and mid-cap oil and gas companies. Mr. Daches has guided multiple E&P companies through financial strategies, capital raises, private and public offerings. He has also developed, negotiated and implemented various midstream and infrastructure solutions for multiple oil and gas companies. Prior to joining Lilis, Mr. Daches held executive roles in multiple upstream and midstream companies. Mr. Daches joined Lilis on January 23, 2017, as Executive Vice President, Chief Financial Officer and Treasurer. Since joining the Company, Mr. Daches has been instrumental in securing over $300 million in various forms of financing, negotiating and constructing a full infrastructure system across the Company's properties and establishing significant capital market relationships to further enhance the Company's strategic growth objectives. Mr. Daches holds a Bachelor of Science in Accounting from Wilkes University in Pennsylvania, and he is a certified public accountant in good standing with the Texas State Board of Public Accountancy.
James W. Denny III **EVP of Production & Operations**	Mr. Denny brings more than 45 years of industry related experience. Prior to joining Lilis, Mr. Denny served as Vice President at Siltstone and as Magnum Hunter Resource Corporation's Executive Vice President of Operations and as President of the Appalachian Division. Prior to joining Magnum Hunter, Mr. Denny served as President and Chief Executive Officer of Gulf Energy Management Company, a wholly-owned subsidiary of Harken Energy Corporation. In his capacity as President and Chief Executive Officer of Gulf Energy Management, Mr. Denny was responsible for all facets of Gulf Energy Management's North American operations. He is a registered Professional Engineer (Louisiana) and is a Certified Earth Scientist. He is also a member of various industry associations, including the American Petroleum Institute, the National Society of Professional Engineers, the Society of Petroleum Engineers, and the Society of Petroleum Evaluation Engineers. He is a graduate of the University of Louisiana-Lafayette with a B. S. in Petroleum Engineering.
Brian Burgher **Senior Land & Business Development Advisor**	Mr. Burgher brings more than 30 years of continuous experience in the oil and gas business with emphasis on leases, titles, negotiations and legal areas. Mr. Burgher began in the Oil & Gas Business with Alcorn Exploration and George A. Alcorn, Sr. He served as Senior Vice President of Land for Sharon Resources and Magnum Hunter Resources and was also the land manager for the Eagle Ford Asset, which was assembled, developed and sold under his leadership. He further oversaw the acquisition and divestiture of, and due diligence on, more than $1 billion worth of leases and wells during his tenure at Magnum Hunter.

25

LILIS

LLEX Management Team (cont'd)

George Placke VP of Production & Operations	Mr. Placke is a registered professional engineer with 37 years of direct hands on engineering and management experience in all functions of the upstream petroleum production industry. Mr. Placke has held engineer positions with Risco La Sara, Tana Oil and Gas, and Exxon. Mr. Placke earned his B.S. in Mechanical Engineering from the University of Houston. He is a member of the Society of Petroleum Engineers and a registered professional engineer. Prior to joining Lilis in April 2017, Mr. Placke worked as an engineering consultant primarily in South Texas, South Louisiana, the Permian Basin and the Eagleford.
Neal Rudderow VP of Land & Business Development	Mr. Rudderow joined Lilis Energy in February 2017 as Land Manager before his promotion to VP of Land & Business Development in April of 2018. Prior to joining Lilis Energy, Mr. Rudderow held various roles at Occidental Petroleum gaining extensive experience to all facets of the land discipline in various domestic unconventional oil and gas plays. Mr. Rudderow is a Registered Professional Landman with the American Association of Professional Landmen and holds a B.B.A. in Entrepreneurship from Baylor University and a M.B.A. in Energy and Finance from the University of Houston.
Austin Brooks VP of Finance and Corporate Development	Mr. Brooks joined Lilis Energy as Vice President of Finance and Corporate Development in August 2018. Mr. Brooks has over 10 years of finance and investment banking experience, most recently working in the energy investment banking group at Capital One Securities in Houston. His primary experience is in creative modeling, capital markets, and credit analysis. Mr. Brooks holds a BS in Finance from the University of Colorado.
Wobbe Ploegsma VP of Capital Markets & Investor Relations	Mr. Ploegsma has over 15 years of finance and energy investment banking related experience. Prior to joining Lilis Energy, Mr. Ploegsma held various positions with Growth Capital Partners, Tudor Pickering Holt & Co., MLV & Co. and FBR Capital Markets. Mr. Ploegsma received his undergraduate degree in Business Administration from Trinity University and his MBA from Rice University's Jones School of Business.

26

LLEX Board of Directors

Ronald D. Ormand **Executive Chairman**	Mr. Ormand brings more than 34 years of industry experience. Mr. Ormand has completed over $25 billion of capital markets and $10 billion of financial advisory transactions as both a principal and banker. Mr. Ormand was a co-founder and senior executive at Magnum Hunter Resources Corporation (NYSE: MHR). While with MHR, Mr. Ormand executed a strategy to grow MHR from sub-$30 million enterprise value to over $3.2 billion in 4 ½ years. Mr. Ormand has served as a member of numerous Board of Directors, most recently the Chairman of the Board of MLV & Co., where he oversaw and led the acquisition of MLV by FBR Capital Markets (NASDAQ:FBRC).
David M. Wood	Mr. Wood is a certified petroleum geologist and has been directly involved with successful exploration and development operations across five continents including the US. He was CEO, President and member of the Board of Directors of Murphy Oil Corp., from 2009-2012. Previously he served as Manager of Frontier Exploration and President of Murphy Exploration and Production, from 1994-2008. Mr. Wood led the upstream business to a globally operated footprint that experienced a doubling of production over 15 years. During his 40-year career, Mr. Wood additionally led Ashland Exploration as Vice President—International to a fivefold increase in production from Nigeria, and exploration success and portfolio growth globally, from 1980-1994.
Nuno Brandolini **Director**	Mr. Brandolini was appointed to Lilis Energy's Board of Directors beginning in February 2014. Mr. Brandolini is a general partner of Scorpion Capital Partners, L.P., a private equity firm organized as a small business investment company (SBIC). Mr. Brandolini co-founded Rosecliff, Inc. in 1993 and served as its Managing Director. Mr. Brandolini served as Assistant Treasurer of Allianz Funds. Prior to 1993, he served as a Vice President at Salomon Brothers Inc., where he was an investment banker involved in mergers and acquisitions in the Financial Entrepreneurial Group. He served as the President and Principal at The Baltheus Group and a Principal and Executive Vice President of Logic Capital Corp. Mr. Brandolini began his career as an investment banker at Lazard Freres & Co. Mr. Brandolini served as the Chairman of Lilis Energy, Inc. from April 24, 2014 to January 14, 2016 and has been a Director since February 13, 2014. Mr. Brandolini served as the Chairman at Northern Gold Mining Inc. since May 6, 2013 and has been a Director since January 17, 2012. Mr. Brandolini serves as a Lead Director of Northern Gold Mining Inc., a Director of LifePoint, Inc. since September 29, 2003, and an Independent Director of Cheniere Energy, Inc. since 2000.
Mark Christensen **Director**	Mr. Christensen is the Founder, President and CEO of KES 7 Capital Inc. in Toronto, Canada and a registrant of the Ontario Securities Commission (OSC). KES 7 is a merchant bank that targets bespoke investments, both public and private, in the energy, healthcare and technology sectors. The company is also one of the largest "grey market" trading houses in the country. Prior to founding KES 7, Mr. Christensen was Vice Chairman, Head of Global Sales and Trading at GMP Securities, one of Canada's largest independent investment banks, where he served as a member of the Executive Committee, Compensation Committee and New Names Committee. Mr. Christensen has experience in a broad range of corporate and capital market transactions, from mergers and acquisitions to public and private financings that total in the tens of billions of dollars. His background in geology and geophysics has provided him with valuable insight into the energy industry, enabling him to advise both institutional investors and energy companies from around the globe. Mr. Christensen holds a Master of Science degree from the University of Windsor, Canada and a Bachelor of Science degree from the University of Hull, United Kingdom.
R. Glenn Dawson **Director**	Mr. Dawson brings 35 years of oil and gas and management experience in North American hydrocarbon basins. Mr. Dawson serves as the President and Chief Executive Officer of Cuda Energy, Inc., a private Canadian-based E&P company. Mr. Dawson served as President of Bakken Hunter and Williston Hunter Canada, wholly owned subsidiaries of MHR, from April 2011- January 2015. Mr. Dawson served as an Executive Vice President of Magnum Hunter Resources Corp. until January 31, 2015.

27

LLEX Board of Directors

John Johanning Director	John Johanning is the Technical Director of Värde's energy business. Based in Houston, he joined the firm in 2017. Prior to joining Värde, Mr. Johanning was a Vice President at Evercore in Houston, where he was influential in numerous A&D transactions and mergers totaling over $10 Billion in transaction value. Mr. Johanning began his career as a Reservoir Engineer at BP, where he developed oil and gas assets across several US Basins. Mr. Johanning graduated from The University of Texas at Austin with a B.S. in Petroleum Engineering.
Michael G. Long Director	Mr. Long is an experienced financial executive with over 35 years of oil and gas related management, corporate finance, capital markets, risk management and strategic planning activities for both private and public oil and gas companies. Mr. Long is currently a member of the Board of Directors of S&A Resources, a Denham Capital backed private equity upstream oil and gas start-up company focused on the Eagle Ford. Prior to joining the Board of Directors of S&A Resources, Mr. Long was the EVP and Chief Financial Officer for Sanchez Energy Corporation (NYSE:SN) and privately held Sanchez Oil and Gas Corporation and its affiliates. Mr. Long also held the positions of EVP and CFO of Edge Petroleum Corporation and Vice President of Finance for W&T Offshore.
Markus Specks Director	Markus Specks is a Managing Director of Värde Partners, Inc. and Head of the firm's Houston office. Mr. Specks leads Värde's energy business, and has experience managing credit, equity, and structured asset-level investments across the energy sector. He also serves on Värde's Investment Committee, as well as several Boards of private energy companies. Prior to joining Värde in 2008, Mr. Specks worked in investment banking at Lazard, focusing on middle-market M&A advisory. Mr. Specks holds a B.A. in Government from Lawrence University in Wisconsin.
Nicholas Steinsberger Director	Mr. Steinsberger is a petroleum engineer with 31 years of experience in oil and gas exploration and development. He began his career with Mitchell Energy and served as the Completion Manager for Mitchell from 1995 to 2002, where he piloted the Company's fracking technique and developed the slick water frac, pioneering the current oil and gas shale boom. Mr. Steinsberger then served as the Completion Manager for Devon Energy after Devon's acquisition of Mitchell Energy. In 2005 he founded Steinsberger Tight Gas Consulting, where he has drilled and completed wells in the Barnett, Fayetteville, Woodford, Wolfcamp, Utica, Bakken and Marcellus Shales. Mr. Steinsberger is regarded as an expert in the field of unconventional well completion and is responsible for the drilling and completion of over 1,000 wells in his career. He holds a B.S. in Petroleum Engineering from the University of Texas.

28

LILIS

Wobbe Ploegsma VP of Capital Markets & Investor Relations ir@lilisenergy.com 210.999.5400 NYSE American | LLEX